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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                December 23, 2004


                          EASYLINK SERVICES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       000-26371                13-3787073
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)

                              33 Knightsbridge Road
                              Piscataway, NJ 08854
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 652-3500

                                       N/A
                                       ---
           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01 (Entry into a Material Definitive Agreement); ITEM 1.02 (Termination
of Material Definitive Agreement); ITEM 5.02(B) (Departure of Director); ITEM
8.01 (Other Events)

On December 23, 2004, EasyLink Services Corporation ("EasyLink" or the "Company") entered into a domain portfolio purchase agreement with Gerald Gorman and NJ Domains LLC, an entity formed by Mr. Gorman. Pursuant to the domain portfolio purchase agreement, on the same date the Company also entered into amendment no. 2 to Mr. Gorman's employment agreement and a severance agreement with Mr. Gorman.

Under the domain portfolio purchase agreement, EasyLink has transferred to an entity formed by Mr. Gorman its rights in 1,177 internet domain names and related assets not used in its core business. Under the agreement, Mr. Gorman has paid EasyLink a cash payment of $1 million and will share with EasyLink revenues derived from the use of the names until the fifth anniversary of the closing date under the agreement. Under the revenue sharing arrangement, EasyLink will receive 15% of all domain revenues during the second and third years after the closing date and 10% during the fourth and fifth years. EasyLink has retained the option to purchase back from Mr. Gorman at any time during the fourth and fifth years after the closing date substantially all of the internet domain names transferred for a price of $4,500,000. Pursuant to the domain portfolio purchase agreement, Mr. Gorman has also converted all of his 1 million shares of 10 for 1 super-voting Class B common stock into 1 for 1 standard voting Class A common stock. Pursuant to the domain portfolio purchase agreement, he has also agreed to the termination of his employment and has resigned as an officer and director of EasyLink and its subsidiaries. Under Mr. Gorman's severance agreement, he will receive $125,000 in annual salary continuation payable in each of the next two years.

As a result of the conversion of his Class B common stock into Class A common stock, Mr. Gorman's total voting interest will fall from approximately 19.7% of the outstanding voting power of the Company's common stock to approximately 2.6% of the outstanding voting power and the voting power of all other shares of Class A common stock will increase proportionately. As a result of Mr. Gorman's resignation from the board of directors, EasyLink will regain compliance with the Nasdaq requirement that a majority of its board consist of independent directors.

As a result of the sale of the domain names EasyLink will report a gain before income taxes of approximately $0.8 million in the 4th quarter of 2004. Revenues from domain name sales and license fees amounted to approximately $0.4 million in 2004 through the date of sale.

The respective forms of the domain portfolio purchase agreement, guaranty of domain portfolio purchase agreement, amendment no. 2 to employment agreement, severance agreement and releases are attached hereto as Exhibits 10.1 through 10.6, respectively, and are incorporated by reference herein. The foregoing summary of the terms of the credit agreement and security arrangements is not complete and is qualified in its entirety by reference to the credit agreement and the security documents attached hereto as exhibits.

This report may contain statements of a forward-looking nature relating to the future events or the future financial results of EasyLink. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. In evaluating such statements, investors should specifically consider the various factors which could cause actual events or results to differ materially from those indicated from such forward-looking statements. These factors are described in more detail in the Company's filings with the Securities and Exchange Commission.


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ITEM 9.01 (C) Exhibits.

The following exhibits are filed herewith:

  EXHIBIT NO.                           DESCRIPTION
  -----------                           -----------

Exhibit 10.1* Domain Portfolio Purchase Agreement made the 23rd day of December, 2004, by and among Easylink Services Corporation; NJ Domains LLC; and Gerald Gorman.*

Exhibit 10.2 Guaranty of Domain Portfolio Purchase Agreement made and delivered the 23rd day of December, 2004, by Gerald Gorman in favor of EasyLink Services Corporation.

Exhibit 10.3 Amendment No. 2 dated December 23, 2004 to Employment Agreement dated November 12, 2002 between EasyLink Services Corporation and Gerald Gorman

Exhibit 10.4 Severance Agreement made the 23rd day of December, 2004, by and between Gerald Gorman and Easylink Services Corporation.

Exhibit 10.5 Release made and delivered the 23rd day of December, 2004 by Gerald Gorman in favor of EasyLink Services Corporation.

Exhibit 10.6 Release made and delivered the 23rd day of December, 2004 by EasyLink Services Corporation in favor of Gerald Gorman.

* Schedules and other attachments are omitted, but will be furnished supplementally to the Commission upon request.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2004

                          EASYLINK SERVICES CORPORATION


                              By: /s/ Thomas Murawski
                                  -------------------------------------
                              Thomas Murawski, President and
                              Chief Executive Officer






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                                INDEX TO EXHIBITS


  EXHIBIT NO.                           DESCRIPTION
  -----------                           -----------


Exhibit 10.1* Domain Portfolio Purchase Agreement made the 23rd day of December, 2004, by and among Easylink Services Corporation; NJ Domains LLC; and Gerald Gorman.*

Exhibit 10.2 Guaranty of Domain Portfolio Purchase Agreement made and delivered the 23rd day of December, 2004, by Gerald Gorman in favor of EasyLink Services Corporation.

Exhibit 10.3 Amendment No. 2 dated December 23, 2004 to Employment Agreement dated November 12, 2002 between EasyLink Services Corporation and Gerald Gorman

Exhibit 10.4 Severance Agreement made the 23rd day of December, 2004, by and between Gerald Gorman and Easylink Services Corporation.

Exhibit 10.5 Release made and delivered the 23rd day of December, 2004 by Gerald Gorman in favor of EasyLink Services Corporation.

Exhibit 10.6 Release made and delivered the 23rd day of December, 2004 by EasyLink Services Corporation in favor of Gerald Gorman.

* Schedules and other attachments are omitted, but will be furnished supplementally to the Commission upon request.



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